THE ALGER FUNDS

Alger Core Fixed-Income Fund

Alger Health Sciences Fund

Alger SmallCap And MidCap Growth Fund

Supplement dated July 1, 2008 to the

Statement of Additional Information

dated March 1, 2008

As supplemented to date

Alger Core Fixed-Income Fund

In May, the Board of Trustees of The Alger Funds (the “Trust”) approved the liquidation of Alger Core Fixed-Income Fund, a series of the Trust (the “Fund”).  The Fund’s assets have been distributed to investors.  The Fund has ceased investment operations.

Alger Health Sciences Fund

The following updates the information in the Statement of Additional Information regarding the Trust’s portfolio managers.

(1)  The line item regarding other accounts managed by Eric Shen in the table under “Other Accounts Managed by Portfolio Managers” on page 35 of the Statement of Additional Information is deleted.

(2)  The line item regarding Eric Shen’s ownership of Alger Health Sciences Fund shares in the table under “Securities Owned by the Portfolio Managers” on page 35 of the Statement of Additional Information is deleted.

Eric Shen is no longer employed by the Manager.

Alger SmallCap and Midcap Growth Fund

Effective July 1, 2008, the name of Alger SmallCap and MidCap Growth Fund has been changed to Alger SMidCap Growth Fund.